SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 6, 2011
SYNTHETIC FIXED-INCOME SECURITIES, INC. ON BEHALF OF:
STRATS(SM) TRUST FOR DOMINION RESOURCES SECURITIES, SERIES 2004-3
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-70808-03	52-2316339
001-32027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina	28288
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 214-6282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The STRATS(SM) Trust For Dominion Resources Securities, Series 2004-3, which we refer to herein as the “Trust,” was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003 (the “Base Trust Agreement”), between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary (the “Trustee”), as supplemented by the STRATS(SM) Certificates Series Supplement 2004-3 in respect of the Trust dated as of February 12, 2004 (the “Series Supplement”).  The Base Trust Agreement as supplemented by the Series Supplement is referred to herein as the “Trust Agreement”.  Capitalized terms used herein have the meanings ascribed thereto in the Trust Agreement.

Item 8.01. OTHER EVENTS

The Warrantholder has given conditional notice to the Trustee that the Warrantholder intends to exercise all Call Warrants for the purchase of all of the Underlying Securities held by the Trust on Monday, June 13, 2011 (the “Warrant Exercise Date” or “Redemption Date”).

THE EXERCISE OF THE CALL WARRANTS IS CONDITIONAL UPON RECEIPT BY THE TRUSTEE OF THE WARRANT EXERCISE PURCHASE PRICE ON THE WARRANT EXERCISE DATE.  THERE CAN BE NO ASSURANCE THAT THE CALL WARRANTS WILL IN FACT BE EXERCISED ON THE WARRANT EXERCISE DATE.

If the Trustee receives the Warrant Exercise Purchase Price by 11:00 a.m. (New York City time) on the Redemption Date, then (i) the Class A-1 Certificates issued by the Trust will be redeemed in whole on the Redemption Date at a price of 100% of the Stated Amount of the Class A-1 Certificates to be redeemed plus accrued and unpaid interest to the Redemption Date (a total redemption price of $25.729306 per Class A-1 Certificate to be redeemed; of this $25 represents re-payment of principal and $ 0.729306 represents accrued but unpaid interest) and (ii) the Class A-2 Certificates will be redeemed in whole on the Redemption Date by payment of accrued and unpaid interest on the Notional Amount of the Class A-2 Certificates to be redeemed to the date of redemption, plus the Make Whole Amount (a total redemption price of $97.2202652 per thousand).  If the Trustee does not receive the Warrant Exercise Purchase Price, then (i) the Certificates issued by the Trust will not be redeemed and will continue to accrue distributions as if no exercise notice had been given and (ii) the Call Warrant Holder may elect to deliver a conditional notice of exercise in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.

By:	/s/ William Threadgill
Name:	William Threadgill
Title:	President

Date:  June 6, 2011